SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      May 5, 1998


                DAISYTEK INTERNATIONAL CORPORATION
      (Exact name of registrant as specified in its charter)



Delaware                       0-25400                75-2421746
(State or other               (Commission             (I.R.S. Employer
 jurisdiction of               File Number)            Identification
 incorporation)                                        Number)


          500 North Central Expressway, Plano, TX        75074
         (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                              None
(Former name or former address, if changed since last report)

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Item 5.   Other Events

  On May 5, 1998, the Registrant issued the press release filed herewith as Exhibit 99.


Item 7.   Financial Statements and Exhibits

    (a)   Financial statements of business acquired

          Not applicable

    (b)   Pro forma financial information

          Not applicable

    (c)   Exhibits

          99.  Press Release dated May 5, 1998.

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DAISYTEK INTERNATIONAL CORPORATION



Dated: May 5, 1998        By:   /s/ THOMAS J. MADDEN
                               Thomas J. Madden
                               Chief Financial Officer,
                               Chief Accounting Officer,
                               Vice President - Finance

                       INDEX TO EXHIBITS


Exhibit                                                       Page
No.             Exhibit                                      Number


99.            Press Release dated May 5, 1998             5